SunChemical                                             SUN CHEMICAL CORPORATION
                                                        222 Bridge Plaza South
                                                        Fort Lee, NJ  07024



                                                        EDWARD E. BARR
January 28, 1994                                        President and
                                                        Chief Executive Officer





United Water Resources Inc.
200 Old Hook Road
Harrington Park, NJ  07640

GWC Corporation
2000 First State Boulevard
Wilmington, DE  19804-0508

Ladies and Gentlemen:

     The undersigned hereby consents to being named as a nominee to be elected as a director of United Water Resources Inc. ("UWR") in the Joint Proxy Statement and Prospectus of UWR and GWC Corporation ("GWC") relating to the proposed combination of UWR and GWC pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 15, 1993, between UWR and GWC.


                                                       /s/ Edward E. Barr
                                                  -----------------------------
                                                         Edward E. Barr
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                           LYONNAISE DES EAUX - DUMEZ
                            72 Avenue de la Liberte
                              92022 Nanterre Cedex
                                     France








                                         January 25, 1994


United Water Resources Inc.
200 Old Hook Road
Harrington Park, NJ  07640

GWC Corporation
2000 First State Boulevard
Wilmington, DE  19804-0508

Ladies and Gentlemen:

     The undersigned hereby consents to being named as a nominee to be elected as a director of United Water Resources Inc. ("UWR") in the Joint Proxy Statement and Prospectus of UWR and GWC Corporation ("GWC") relating to the proposed combination of UWR and GWC pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 15, 1993, between UWR and GWC.


                                        /s/ Philippe Brongniart
                                     ----------------------------
                                          Philippe Brongniart
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                                         January 31, 1994



United Water Resources Inc.
200 Old Hook Road
Harrington Park, NJ  07640

GWC Corporation
2000 First State Boulevard
Wilmington, DE  19804-0508

Ladies and Gentlemen:

     The undersigned hereby consents to being named as a nominee to be elected as a director of United Water Resources Inc. ("UWR") in the Joint Proxy Statement and Prospectus of UWR and GWC Corporation ("GWC") relating to the proposed combination of UWR and GWC pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 15, 1993, between UWR and GWC.


                                       /s/ Allan R. Dragone
                                   -----------------------------
                                         Allan R. Dragone

                           LYONNAISE DES EAUX - DUMEZ
                            72 Avenue de la Liberte
                              92022 Nanterre Cedex
                                     France







                                         January 25, 1994


United Water Resources Inc.
200 Old Hook Road
Harrington Park, NJ  07640

GWC Corporation
2000 First State Boulevard
Wilmington, DE  19804-0508

Ladies and Gentlemen:

     The undersigned hereby consents to being named as a nominee to be elected as a director of United Water Resources Inc. ("UWR") in the Joint Proxy Statement and Prospectus of UWR and GWC Corporation ("GWC") relating to the proposed combination of UWR and GWC pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 15, 1993, between UWR and GWC.


                                       /s/ Jacques Petry
                                  ---------------------------
                                         Jacques Petry

                                         January 27, 1994



United Water Resources Inc.
200 Old Hook Road
Harrington Park, NJ  07640

GWC Corporation
2000 First State Boulevard
Wilmington, DE  19804-0508

Ladies and Gentlemen:

     The undersigned hereby consents to being named as a nominee to be elected as an advisory director of United Water Resources Inc. ("UWR") in the Joint Proxy Statement and Prospectus of UWR and GWC Corporation ("GWC") relating to the proposed combination of UWR and GWC pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 15, 1993, between UWR and GWC.


                                       /s/ Frank J. Pizzitola
                                   -----------------------------
                                         Frank J. Pizzitola